UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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11 Greenway Plaza

Houston, TX 77046-1173

Invesco Advantage Municipal Income Trust II	Invesco Bond Fund
Invesco California Value Municipal Income Trust	Invesco High Income 2024 Target Term Fund
Invesco High Income Trust II	Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust	Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust	Invesco Quality Municipal Income Trust
Invesco Senior Income Trust	Invesco Trust for Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals	Invesco Value Municipal Income Trust

Dear Shareholder:

A Joint Special Meeting of Shareholders of the above-referenced Invesco Funds (the “Funds”) is scheduled to be held on August 29, 2024. Our records indicate you have not yet voted your shares. Please take the time to vote today!

YOUR VOTE IS IMPORTANT!

Impact of Shareholder Approval of the proposals

•	Expenses and Fees: No effect; management fees and expense ratios will remain the same.

•	Taxes: No tax consequences; funds will continue to be managed tax-efficiently.

•	Major Changes: No significant changes in investment strategies or risk profiles; proposed amendments provide greater flexibility and align the funds with modern standards and practices.

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE “FOR” THE PROPOSALS

Please vote in any of the following convenient ways.

Vote by Phone by calling 1-833-876-2299 to speak with a proxy voting specialist today. Monday-Friday: 10 a.m. to 11 p.m. ET; Saturday: 12:00 pm to 5 pm ET.

You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor toll-free at 1-833-876-2299.

Thank you in advance for your support.